CONSENTS OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in the Statement of Additional Information constituting part of this Post-Effective Amendment No. 33 to the registration statement on Form N-1A (the "Registration Statement") of our reports dated February 20, 1997, relating to the statements of assets and liabilities of The JPM Institutional Global Strategic Income Fund and The Global Strategic Income Portfolio at February 20, 1997 which appear in the Statement of Additional Information, and to the incorporation by reference of our reports into the Prospectus which constitutes part of this Registration Statement.

We hereby consent to the incorporation by reference in the Prospectus and Statement of Additional Information constituting parts of the Registration Statement of our reports dated May 23, 1996, relating to the financial statements and financial highlights of The JPM Institutional New York Total Return Bond Fund and the financial statements and supplementary data of The New York Total Return Bond Portfolio, appearing in the March 31, 1996 Annual Report, which is also incorporated by reference into the Registration Statement.

We hereby consent to the incorporation by reference in the Prospectuses and Statement of Additional Information constituting parts of the Registration Statement of our reports dated July 25, 1996, relating to the financial statements and financial highlights of The JPM Institutional Selected U.S. Equity Fund and The JPM Institutional U.S. Small Company Fund and the financial statements and supplementary data of The Selected U.S. Equity Portfolio and The U.S. Small Company Portfolio appearing in the May 31, 1996 Annual Reports, which are also incorporated by reference into the Registration Statement.

We hereby consent to the incorporation by reference in the Prospectus and Statement of Additional Information constituting parts of the Registration Statement of our reports dated August 26, 1996, relating to the financial statements and financial highlights of The JPM Institutional Diversified Fund and the financial statements and supplementary data of The Diversified Portfolio appearing in the June 30, 1996 Annual Report, which is also incorporated by reference into the Registration Statement.

We hereby consent to the incorporation by reference in the Prospectuses and Statement of Additional Information constituting parts of the Registration Statement of our reports dated October 16, 1996, relating to the financial statements and financial highlights of The JPM Institutional Tax Exempt Money Market Fund and The JPM Institutional Tax Exempt Bond Fund and the financial statements and supplementary data of The Tax Exempt Money Market Portfolio and The Tax Exempt Bond Portfolio appearing in the August 31, 1996 Annual Reports, which are also incorporated by reference into the Registration Statement.

We hereby consent to the incorporation by reference in the Prospectus and Statement of Additional Information constituting parts of the Registration Statement of our report dated November 22, 1996, relating to the financial statements and financial highlights of The JPM Institutional International Bond Fund and the financial statements and supplementary data of The Non-U.S. Fixed Income Portfolio appearing in the September 30, 1996 Annual Report, which is also incorporated by reference into the Registration Statement.

Consents of Independent Accountants
Page 2


We hereby consent to the incorporation by reference in the Prospectuses and Statement of Additional Information constituting parts of the Registration Statement of our reports dated December 18, 1996, relating to the financial statements and financial highlights of The JPM Institutional Treasury Money Market Fund, The JPM Institutional Bond Fund and The JPM Institutional Short Term Bond Fund and the financial statements and supplementary data of The Treasury Money Market Portfolio, The U.S. Fixed Income Portfolio and The Short Term Bond Portfolio, appearing in the October 31, 1996 Annual Reports, which are also incorporated by reference into the Registration Statement.

We hereby consent to the incorporation by reference in the Prospectuses and Statement of Additional Information constituting parts of the Registration Statement of our reports dated December 26, 1996, relating to the financial statements and financial highlights of The JPM Institutional Emerging Markets Equity Fund, and The JPM Institutional International Equity Fund and the financial statements and supplementary data of The Emerging Markets Equity Portfolio and The Non-U.S. Equity Portfolio appearing in the October 31, 1996 Annual Reports, which are also incorporated by reference into the Registration Statement.

We hereby consent to the incorporation by reference in the Prospectus and Statement of Additional Information constituting parts of the Registration Statement of our reports dated January 16, 1997, relating to the financial statements and financial highlights of The JPM Institutional Money Market Fund and the financial statements and supplementary data of The Money Market Portfolio appearing in the November 30, 1996 Annual Report, which is also incorporated by reference into the Registration Statement.

We hereby consent to the incorporation by reference in the Prospectuses and Statement of Additional Information constituting parts of the Registration Statement of our reports dated February 21, 1997, relating to the financial statements and financial highlights of The JPM Institutional Asia Growth fund, The JPM Institutional Japan Equity Fund and The JPM Institutional European Equity Fund, and the financial statements and supplementary data of The Asia Growth Portfolio, The Japan Equity Portfolio and The European Equity Portfolio appearing in the December 31, 1996 Annual Report, which are also incorporated by reference into the Registration Statement.

We also consent to the reference to us under the heading "Independent Accountants" in the Statement of Additional Information.


/s/ Price Waterhouse LLP
PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York  10036
April 28, 1997